EXHIBIT 24

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of FirstMerit Corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain shares of its common stock for offering and sale pursuant to the FirstMerit Corporation Amended and Restated 2002 Stock Plan, hereby constitutes and appoints Terry E. Patton, Terrence E. Bichsel and/or J. Bret Treier, and each of them, as his or her true and lawful attorneys-in-fact and agents for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of the 21st day of October, 2004.

Signature

/s/ John R. Cochran

John R. Cochran
Chairman, Chief Executive Officer and Director

/s/ Terrence E. Bichsel

Terrence E. Bichsel
Executive Vice President, Finance and Administration

/s/ Karen S. Belden

Karen S. Belden
Director

/s/ R. Cary Blair

R. Cary Blair
Director

/s/ John C. Blickle

John C. Blickle
Director

/s/ Robert W. Briggs

Robert W. Briggs
Director

/s/ Richard Colella

Richard Colella
Director

/s/ Gina D. France

Gina D. France
Director

/s/ Terry L. Haines

Terry L. Haines
Director

/s/ Clifford J. Isroff

Clifford J. Isroff
Director

/s/ Philip A. Lloyd, II

Philip A. Lloyd, II
Director

/s/ Roger T. Read

Roger T. Read
Director

/s/ Richard N. Seaman

Richard N. Seaman
Director

/s/ Jerry M. Wolf

Jerry M. Wolf
Director